2019 DECLARATION OF AMENDMENT TO
INCENTIVE AWARD PLAN OF
TANGER FACTORY OUTLET CENTERS, INC.
AND
TANGER PROPERTIES LIMITED PARTNERSHIP

THIS 2019 DECLARATION OF AMENDMENT (the “Amendment”) is made effective as of the 29th day of March, 2019 (the “Amendment Date”), by Tanger Factory Outlet Centers, Inc., a corporation organized under the laws of the State of North Carolina (the “Company”), and Tanger Properties Limited Partnership, a partnership organized under the laws of the State of North Carolina (the “Partnership”), to the Incentive Award Plan of the Company and the Partnership (Amended and Restated as of April 4, 2014), as amended on January 1, 2018 and as may be further amended from time to time (the “Plan”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Plan.

RECITALS:

WHEREAS, the Company and the Partnership maintain the Plan;

WHEREAS, pursuant to Section 11.2 of the Plan, the Plan may be amended at any time and from time to time by the Board or the Committee; provided that approval by the Company’s shareholders is required for any amendment to the Plan that increases the number of shares which may be issued under the Plan (other than certain adjustments under the Plan); and

WHEREAS, the Board has deemed it advisable and in the best interests of the Company and the Partnership to amend the Plan as described herein.

NOW, THEREFORE, THE BOARD HAS DECLARED that, subject to the approval of the shareholders of the Company, the Plan shall be amended as follows:

1.	The first sentence of Section 2.1(a) of the Plan is hereby amended and restated in its entirety as follows:
“Subject to Section 2.2 and adjustment pursuant to Section 11.3, the aggregate number of Common Shares which may be issued with respect to Awards under the Plan shall not exceed 18,700,000.”

2.
This Amendment is adopted by the Board on the Amendment Date, effective as of the date of its approval by the shareholders of the Company within twelve (12) months following the Amendment Date (such date, the “Effective Date”). To the extent this Amendment is not approved by the shareholders of the Company within twelve (12) months following the Amendment Date, it shall be of no force and effect.

3.	Upon the Effective Date, this Amendment shall be incorporated in and form a part of the Plan.

4.	Except as set forth herein, the Plan shall remain unchanged and in full force and effect following the Amendment Date.

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IN WITNESS WHEREOF, this Amendment is executed on behalf of the Company and the Partnership on the Amendment Date, effective as of the Effective Date.

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/ James F. Williams
Name:	James F. Williams
Title:	EVP, Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP
By:	/s/ Chad D. Perry
Name:	Chad D. Perry
Title:	Vice President & Secretary